UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 4, 2010

Date of Report (Date of earliest event reported)

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 278-7000
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On November 4, The Gymboree Corporation issued a press release announcing certain financial information for the third fiscal quarter ended October 30, 2010.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit
99.1	Press release of The Gymboree Corporation issued November 4, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: November 4, 2010	By:	/s/ Jeffrey P. Harris
		Name:	Jeffrey P. Harris
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release of The Gymboree Corporation issued November 4, 2010.